Howard Hughes Holdings Inc. Supplemental Information Three Months Ended September 30, 2025 NYSE: HHH Exhibit 99.2

2H O W A R D H U G H E S H O L D I N G S 2 Cautionary StatementsCautionary Statements Forward-Looking Statements This presentation includes forward-looking statements. Forward-looking statements give our current expectations relating to our financial condition, results of operations, plans, objectives, future performance, and business. You can identify forward-looking statements by the fact that they do not relate strictly to current or historical facts. These statements may include words such as “anticipate,” "believe," “estimate,” “expect,” “forecast,” “intend,” “likely,” “may,” “plan,” "project,” “realize,” “should,” “transform,” "will," “would” and other statements of similar expression. Forward-looking statements give our expectations about the future and are not guarantees. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to materially differ from any future results, performance or achievements expressed or implied by such forward-looking statements. We caution you not to rely on these forward-looking statements. For a discussion of the risk factors that could have an impact on these forward-looking statements, see our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed with the Securities and Exchange Commission (SEC) on February 26, 2025 and our Quarterly Report on Form 10-Q for the nine months ended September 30, 2025, as filed with the SEC on November 10, 2025. The statements made herein speak only as of the date of this presentation, and we do not undertake to update this information except as required by law. Past performance does not guarantee future results. Performance during time periods shown is limited and may not reflect the performance for the full year or future years, or in different economic and market cycles. Non-GAAP Financial Measures Our financial statements have been prepared in accordance with accounting principles generally accepted in the United States (GAAP); however, we use certain non- GAAP performance measures in this presentation, in addition to GAAP measures, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer companies more meaningful. Management continually evaluates the usefulness, relevance, limitations, and calculation of our reported non-GAAP performance measures to determine how best to provide relevant information to the public, and thus such reported measures could change. The non-GAAP financial measures used in this presentation are net operating income (NOI), Cash G&A, Adjusted condo gross profit, and Net debt. Non-GAAP financial measures should not be considered independently, or as a substitute, for financial information presented in accordance with GAAP. We define NOI as operating revenues (rental income, tenant recoveries, and other revenue) less operating expenses (real estate taxes, repairs and maintenance, marketing, and other property expenses). NOI excludes straight-line rents and amortization of tenant incentives, net; interest expense, net; ground rent amortization; demolition costs; other income (loss); depreciation and amortization; development-related marketing costs; gain on sale or disposal of real estate and other assets, net; loss on extinguishment of debt; provision for impairment; and equity in earnings from unconsolidated ventures. We believe that NOI is a useful supplemental measure of the performance of our Operating Assets segment because it provides a performance measure that reflects the revenues and expenses directly associated with owning and operating real estate properties. This amount is presented as Operating Assets NOI throughout this document. Total Operating Assets NOI represents NOI as defined above with the addition of our share of NOI from unconsolidated ventures. We use NOI to evaluate our operating performance on a property-by- property basis because NOI allows us to evaluate the impact that property-specific factors such as rental and occupancy rates, tenant mix, and operating costs have on our operating results, gross margins, and investment returns. While NOI is relevant and widely used measures of operating performance of real estate companies, it does not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating our liquidity or operating performance. NOI does not purport to be indicative of cash available to fund our future cash requirements. Further, our computation of NOI may not be comparable to NOI reported by other real estate companies. We have included in this presentation a reconciliation from our GAAP Operating Assets segment earnings before taxes (EBT) to NOI. Our other non-GAAP measures are defined and reconciled on the applicable supplemental pages. Additional Information Our website address is www.howardhughes.com. Our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other publicly filed or furnished documents are available and may be accessed free of charge through the “Investors” section of our website under the "SEC Filings" subsection, as soon as reasonably practicable after those documents are filed with, or furnished to, the SEC. Also available through the Investors section of our website are beneficial ownership reports filed by our directors, officers, and certain shareholders on Forms 3, 4, and 5.

3H O W A R D H U G H E S H O L D I N G S 3 Table of Contents Financial Overview Definitions 4 Company Profile 5 Financial Summary 7 Balance Sheets 9 Statements of Operations 10 Operating Portfolio Performance Same Store Metrics 11 NOI by Region 13 Stabilized Properties 15 Unstabilized Properties 17 Under Construction Properties 18 Other Portfolio Metrics Completed Condominiums 19 Under Construction Condominiums 20 Predevelopment Condominiums 21 Summary of Remaining Development Costs 22 Portfolio Key Metrics 23 MPC Performance 24 MPC Land 25 MPC Land Appreciation 26 Lease Expirations 27 Debt Summary 28 Reconciliations of Non-GAAP Measures 30

4H O W A R D H U G H E S H O L D I N G S 4 Stabilized - Properties in the Operating Assets segment that have reached 90% occupancy or have been in service for 36 months or more, whichever occurs first. If an office, retail, or multifamily property has been in service for more than 36 months but does not exceed 90% occupancy, the asset is considered underperforming. Unstabilized - Properties in the Operating Assets segment that have been in service for less than 36 months and do not exceed 90% occupancy. Under Construction - Projects in the Strategic Developments segment for which construction has commenced as of September  30, 2025, unless otherwise noted. This excludes Master Planned Community (MPC) and condominium development. Net Operating Income (NOI) - We define net operating income (NOI) as operating revenues (rental income, tenant recoveries, and other revenues) less operating expenses (real estate taxes, repairs and maintenance, marketing, and other property expenses). NOI excludes straight-line rents and amortization of tenant incentives, net; interest expense, net; ground rent amortization; demolition costs; other income (loss); depreciation and amortization; development-related marketing costs; gain on sale or disposal of real estate and other assets, net; loss on extinguishment of debt; provision for impairment; and equity in earnings from unconsolidated ventures. We use NOI to evaluate our operating performance on a property-by-property basis because NOI allows us to evaluate the impact that property-specific factor, such as lease structure, lease rates, and tenant bases, have on our operating results, gross margins, and investment returns. We believe that NOI is a useful supplemental measure of the performance of our Operating Assets segment because it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating real estate properties and the impact on operations from trends in rental and occupancy rates and operating costs. This amount is presented as Operating Assets NOI throughout this document. In-Place NOI - We define In-Place NOI as forecasted current year NOI, excluding certain items affecting comparability to Estimated Stabilized NOI, such as non-recurring items and other items not indicative of stabilized operations, for all properties included in the Operating Assets segment as of the end of the current period. Total Operating Assets NOI - This term represents NOI as defined above with the addition of our share of NOI from unconsolidated ventures. Estimated Stabilized NOI - Estimated Stabilized NOI is an asset's potential annual NOI. This measure is initially projected prior to the development of the asset based on market assumptions and is revised over the life of the asset as market conditions evolve. On a quarterly basis, each asset’s In-Place NOI is compared to its Estimated Stabilized NOI in conjunction with forecast data to determine if an adjustment is needed. Adjustments are made when changes to the asset's long-term performance are thought to be more than likely and permanent. Remaining Development Costs - Development costs and related debt held for projects that are under construction or substantially complete and in service in the Operating Assets segment are disclosed on the Summary of Remaining Development Costs slide if the project has more than $1.0 million of estimated costs remaining to be incurred. The total estimated costs and costs paid are prepared on a cash basis to reflect the total anticipated cash requirements for the projects. Projects not yet under construction are not included. Same Store Properties - The Company defines Same Store Properties as consolidated and unconsolidated properties that are acquired or placed in service prior to the beginning of the earliest period presented and owned by the Company through the end of the latest period presented. Same Store Properties exclude properties placed in service, acquired, repositioned, or in development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as in service for that property to be included in Same Store Properties. Same Store NOI - We calculate Same Store Net Operating Income (Same Store NOI) as Operating Assets NOI applicable to consolidated properties acquired or placed in service prior to the beginning of the earliest period presented and owned by the Company through the end of the latest period presented. Same Store NOI also includes the Company's share of NOI from unconsolidated ventures and the annual distribution from a cost basis investment. Same  Store NOI is a non-GAAP financial measure and should not be viewed as an alternative to net income calculated in accordance with GAAP as a measurement of our operating performance. We believe that Same Store NOI is helpful to investors as a supplemental comparative performance measure of the income generated from the same group of properties from one period to the next. Other companies may not define Same Store NOI in the same manner as we do; therefore, our computation of Same Store NOI may not be comparable to that of other companies. Additionally, we do not control investments in unconsolidated properties, and while we consider disclosures of our share of NOI to be useful, they may not accurately depict the legal and economic implications of our investment arrangements. Definitions

Company Profile - Summary & Results

Pershing Square Transaction

On May 5, 2025, the Company sold 9,000,000 newly issued shares of the Company's common stock to Pershing Square for an aggregate purchase price of $900 million. This represented a significant milestone for the Company, and we continue to evaluate opportunities to deploy this capital. Over time, we expect HHH will be transformed into a premier diversified holding company, with our portfolio of master planned communities at its foundation. As part of the transaction, Pershing Square will support the Company's transformation by providing investment, advisory, and other ancillary services, including corporate development, transaction execution, and capital markets assistance and HHH will pay Pershing Square a quarterly advisory fee.

Q3 2025 Performance Highlights


Office
51%
Operating
Assets
NOI
$67.9M
Other
3%
Retail
18%
Multi-family
28%


Summerlin
88%
MPC
EBT
$205.1M
Bridgeland
12%


Ritz-Carlton Residences
2%
'Ilima
33%
Condos
Contracted
220 units
Melia
62%
The Launiu
3%

Q3 2025 MPC Land Sales Metrics

	Acres Closed in Current Quarter		Land Sales Revenue (a)		Gross Margin	
$ in thousands	Residential	Commercial	Residential	Commercial	Residential	Commercial
Bridgeland	28.2	—	$ 19,856	$ 118	64.8 %	— %
Summerlin	319.1	—	227,545	—	68.4 %	— %
The Woodlands	—	—	—	171	— %	— %
The Woodlands Hills	1.6	—	777	—	63.3 %	— %
Total	**348.9**	—	**$ 248,178**	**$ 289**		

(a) Land Sales Revenue includes deferred revenue from land sales closed in a previous period that met criteria for recognition in the current period and excludes amounts deferred from current period land sales that do not yet meet the recognition criteria.

Market Capitalization and Enterprise Value

thousands except share price and billions	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Q3 2024
Share price (a)	$ 82.17	$ 67.50	$ 74.08	$ 76.92	$ 77.43
Outstanding common stock (a)	59,387	59,363	50,397	50,116	50,132
Market Capitalization (b)	$4.9b	$4.0b	$3.7b	$3.9b	$3.9b
Enterprise Value (c)	$8.8b	$7.9b	$8.6b	$8.5b	$8.8b

(a) Presented as of period end date.
(b) Market Capitalization = Closing share price as of the last trading day of the respective period times outstanding common stock as of period end date.
(c) Enterprise Value = Market capitalization + book value of debt + noncontrolling interest - cash and equivalents.

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6H O W A R D H U G H E S H O L D I N G S 6 Office 33% Multifamily 49% Retail 18% Office 2% Multifamily 87% Retail 11% Office 51% Multifamily 26% Retail 19% Other 4% Office 53% Multifamily 24% Retail 19% Other 4% Office 46% Multifamily 36% Retail 18% Q3 2025 Path to Estimated Stabilized NOI Currently Under Construction Currently Unstabilized Currently Stabilized Total Estimated Stabilized NOI $26.1M Estimated Stabilized NOI $313.7M Estimated Stabilized NOI $360.0M Office 52% Multifamily 26% Retail 19% Other 3% Office 51% Multifamily 28% Retail 18% Other 3% See page 4 for definitions of Under Construction, Unstabilized, Stabilized, and Net Operating Income (NOI). Q3 '25 Actual NOI $65.8M Q3 '25 Actual NOI $2.1M Q3 '25 Actual NOI $67.9M Estimated Stabilized NOI $20.2M Retail Sq. Ft. 66,700 Retail Sq. Ft. 159,099 Retail Sq. Ft. 2,155,204 Retail Sq. Ft. 2,381,003 Office Sq. Ft. 237,264 Office Sq. Ft. 424,247 Office Sq. Ft. 6,543,348 Office Sq. Ft. 7,204,859 Other Sq. Ft. — Other Sq. Ft. — Other Sq. Ft. 125,801 Other Sq. Ft. 125,801 Multifamily Units 268 Multifamily Units 472 Multifamily Units 5,115 Multifamily Units 5,855 Q3 2025 Operating Results by Property Type Currently Unstabilized Currently Stabilized Total Company Profile - Summary & Results (cont.)

Financial Summary

thousands except percentages	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Q3 2024	YTD Q3 2025	YTD Q3 2024
Debt Summary							
Total debt payable (a)	$5,324,080	$5,260,184	$5,286,877	$5,168,437	$5,338,119	$5,324,080	$5,338,119
Fixed-rate debt	$3,848,684	$3,867,214	$3,780,580	$3,769,529	$3,680,904	$3,848,684	$3,680,904
Weighted avg. rate - fixed	4.77 %	4.78 %	4.72 %	4.71 %	4.68 %	4.77 %	4.68 %
Variable-rate debt, excluding condominium financing	$ 802,988	$ 806,291	$1,068,223	$1,067,682	$1,078,503	$ 802,988	$1,078,503
Weighted avg. rate - variable (b)	7.22 %	7.15 %	6.99 %	6.98 %	7.95 %	7.22 %	7.95 %
Condominium debt outstanding at end of period	$ 672,408	$ 586,679	$ 438,074	$ 331,226	$ 578,712	$ 672,408	$ 578,712
Weighted avg. rate - condominium financing	8.04 %	8.11 %	8.10 %	8.13 %	9.36 %	8.04 %	9.36 %
Leverage ratio (debt to enterprise value)	60.24 %	66.49 %	61.35 %	60.67 %	59.90 %	60.24 %	59.90 %
General and Administrative Expenses							
General and administrative (G&A) (c)(d)	$ 28,281	$ 34,552	$ 22,436	$ 22,822	$ 24,862	$ 85,269	$ 68,930
Less: Non-cash stock compensation	(2,585)	(6,167)	(2,751)	(2,229)	(2,911)	(11,503)	(6,875)
Cash G&A (e)	$ 25,696	$ 28,385	$ 19,685	$ 20,593	$ 21,951	$ 73,766	$ 62,055

(a) Represents total mortgages, notes, and loans payable, as stated in our GAAP financial statements as of the respective date, excluding unamortized deferred financing costs.

(b) Includes the impact of interest rate derivatives.

(c) G&A expense for the second quarter of 2025 includes $9.7 million of severance costs and $3.4 million of non-cash stock compensation related to a strategic reduction in force.

(d) G&A expense for the third quarter of 2025 includes the first full quarter of the Pershing Square advisory fees comprised of a $3.8 million base fee and a $3.4 million variable fee.

(e) Cash G&A is a non-GAAP financial measure that we believe is useful to our investors and other users of our financial statements as an indicator of overhead efficiency without regard to non-cash expenses associated with stock compensation. However, it should not be used as an alternative to general and administrative expenses in accordance with GAAP.

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Financial Summary (cont.)

thousands	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Q3 2024	YTD Q3 2025	YTD Q3 2024
Segment Metrics							
Operating Assets							
Operating Assets NOI	$ 65,570	$ 66,856	$ 64,018	$ 58,911	$ 62,848	$ 196,444	$ 186,544
Company's share of NOI from unconsolidated ventures	2,295	2,004	7,548	2,288	1,954	11,847	9,264
Total Operating Assets NOI	$ 67,865	$ 68,860	$ 71,566	$ 61,199	$ 64,802	$ 208,291	$ 195,808
MPC							
MPC Segment EBT	$ 205,005	$ 102,412	$ 63,264	$ 56,890	$ 144,752	$ 370,681	$ 292,244
Adjusted Condo Gross Profit (a)							
Condominium rights and unit sales	$ 142	$ 193	$ 342	$ 778,590	$ 3	$ 677	$ 26
Condominium rights and unit cost of sales	(59)	(811)	(242)	(566,880)	(11,833)	(1,112)	(15,694)
Less: Waiea settlement and remediation cost	—	—	—	—	12,091	—	15,091
Adjusted condo gross profit (b)	$ 83	$ (618)	$ 100	$ 211,710	$ 261	$ (435)	$ (577)

(a) Adjusted condo gross profit is a non-GAAP financial measure that we believe is useful to our investors and other users of our financial statements as an indicator of gross profit related to condominium sales closed in each period. This measure excludes costs in Condominium rights and unit cost of sales related to the remediation of construction defects at Waiea tower and costs related to a settlement agreement reached for the reimbursement of Waiea remediation costs.

(b) The fluctuations in Adjusted condo gross profit are attributed to the timing of condo sales.

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Balance Sheets

thousands except par values and share amounts (unaudited)	September 30, 2025	December 31, 2024
ASSETS		
Master Planned Communities assets	$ 2,570,383	$ 2,511,662
Buildings and equipment	3,902,350	3,841,872
Less: accumulated depreciation	(1,052,355)	(949,533)
Land	304,147	302,446
Developments	1,858,555	1,341,029
Net investment in real estate	7,583,080	7,047,476
Investments in unconsolidated ventures	165,117	169,566
Cash and cash equivalents	1,456,934	596,083
Restricted cash	516,870	402,420
Accounts receivable, net	125,018	105,185
Municipal Utility District (MUD) receivables, net	429,377	463,799
Deferred expenses, net	161,921	139,350
Operating lease right-of-use assets	5,382	5,806
Other assets, net	252,420	281,551
Total assets	**$ 10,696,119**	**$ 9,211,236**
LIABILITIES		
Mortgages, notes, and loans payable, net	$ 5,287,369	$ 5,127,469
Operating lease obligations	5,253	5,456
Deferred tax liabilities, net	170,530	142,100
Accounts payable and other liabilities	1,398,367	1,094,437
Total liabilities	**6,861,519**	**6,369,462**
EQUITY		
Preferred stock: $0.01 par value; 50,000,000 shares authorized, none issued	—	—
Common stock: $0.01 par value; 150,000,000 shares authorized, 65,908,654 issued, and 59,387,488 outstanding as of September 30, 2025, 56,610,009 shares issued, and 50,116,150 outstanding as of December 31, 2024	659	566
Additional paid-in capital	4,455,012	3,576,274
Retained earnings (accumulated deficit)	(68,096)	(185,993)
Accumulated other comprehensive income (loss)	(1,416)	1,968
Treasury stock, at cost, 6,521,166 shares as of September 30, 2025, and 6,493,859 shares as of December 31, 2024	(618,568)	(616,589)
Total stockholders' equity	3,767,591	2,776,226
Noncontrolling interests	67,009	65,548
Total equity	**3,834,600**	**2,841,774**
Total liabilities and equity	**$ 10,696,119**	**$ 9,211,236**

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Statements of Operations

thousands except per share amounts (unaudited)	Q3 2025	Q3 2024	YTD Q3 2025	YTD Q3 2024
REVENUES				
Condominium rights and unit sales	$ 142	$ 3	$ 677	$ 26
Master Planned Communities land sales	248,467	198,239	445,150	385,444
Rental revenue	111,377	108,613	330,882	315,461
Other land, rental, and property revenues	14,237	10,700	34,297	31,105
Builder price participation	16,012	9,592	39,437	35,063
Total revenues	**390,235**	**327,147**	**850,443**	**767,099**
EXPENSES				
Condominium rights and unit cost of sales	59	11,833	1,112	15,694
Master Planned Communities cost of sales	78,280	72,582	148,672	143,254
Operating costs	45,940	50,841	147,247	149,412
Rental property real estate taxes	15,630	14,484	46,294	43,799
Provision for (recovery of) doubtful accounts	(345)	190	41	327
General and administrative	28,281	24,862	85,269	68,930
Depreciation and amortization	46,381	44,088	135,845	134,833
Other	3,332	3,582	12,402	11,268
Total expenses	**217,558**	**222,462**	**576,882**	**567,517**
OTHER				
Gain (loss) on sale or disposal of real estate and other assets, net	14,449	3,165	29,834	7,959
Other income (loss), net	2,445	90,489	1,963	91,870
Total other	**16,894**	**93,654**	**31,797**	**99,829**
Operating income (loss)	189,571	198,339	305,358	299,411
Interest income	15,287	5,341	31,736	19,270
Interest expense	(43,856)	(43,802)	(128,644)	(122,597)
Gain (loss) on extinguishment of debt	(173)	—	(480)	(198)
Gain (loss) on sale of MUD receivables	—	(51,525)	(48,197)	(51,525)
Equity in earnings (losses) from unconsolidated ventures	(2,529)	(1,630)	(3,096)	(4,230)
Income (loss) from continuing operations before income taxes	158,300	106,723	156,677	140,131
Income tax expense (benefit)	38,898	10,195	38,513	17,236
Net income (loss) from continuing operations	119,402	96,528	118,164	122,895
Net income (loss) from discontinued operations, net of taxes	—	(24,031)	—	(81,807)
Net income (loss)	119,402	72,497	118,164	41,088
Net (income) loss attributable to noncontrolling interests	106	273	(267)	297
Net income (loss) attributable to common stockholders	**$ 119,508**	**$ 72,770**	**$ 117,897**	**$ 41,385**
Basic income (loss) per share — continuing operations	**$ 2.03**	**$ 1.95**	**$ 2.16**	**$ 2.48**
Diluted income (loss) per share — continuing operations	**$ 2.02**	**$ 1.95**	**$ 2.15**	**$ 2.48**

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Same Store NOI - Operating Assets Segment

thousands except percentages	Q3 2025	Q3 2024	$ Change	% Change	YTD Q3 2025	YTD Q3 2024	$ Change	% Change
Same Store Office								
Houston, TX	$ 22,018	$ 21,283	$ 735	3 %	$ 66,874	$ 63,453	$ 3,421	5 %
Columbia, MD	6,685	5,376	1,309	24 %	19,071	17,734	1,337	8 %
Las Vegas, NV	5,370	4,913	457	9 %	16,572	14,241	2,331	16 %
Total Same Store Office	**34,073**	**31,572**	**2,501**	**8 %**	**102,517**	**95,428**	**7,089**	**7 %**
Same Store Retail								
Houston, TX	2,797	2,356	441	19 %	8,402	7,867	535	7 %
Columbia, MD	1,311	1,008	303	30 %	3,726	3,165	561	18 %
Las Vegas, NV	5,748	6,008	(260)	(4)%	17,351	17,351	—	— %
Honolulu, HI	3,507	3,434	73	2 %	10,716	12,708	(1,992)	(16)%
Total Same Store Retail	**13,363**	**12,806**	**557**	**4 %**	**40,195**	**41,091**	**(896)**	**(2)%**
Same Store Multifamily								
Houston, TX	10,183	10,017	166	2 %	30,073	28,495	1,578	6 %
Columbia, MD	3,389	3,590	(201)	(6)%	10,534	9,422	1,112	12 %
Las Vegas, NV	2,650	2,280	370	16 %	8,250	5,910	2,340	40 %
Company's share of NOI from unconsolidated ventures	1,832	1,804	28	2 %	5,370	5,644	(274)	(5)%
Total Same Store Multifamily	**18,054**	**17,691**	**363**	**2 %**	**54,227**	**49,471**	**4,756**	**10 %**
Same Store Other								
Houston, TX	1,069	1,289	(220)	(17)%	3,133	3,306	(173)	(5)%
Columbia, MD	(5)	17	(22)	(129)%	(62)	444	(506)	(114)%
Las Vegas, NV	299	369	(70)	(19)%	931	811	120	15 %
Honolulu, HI	85	27	58	215 %	57	121	(64)	(53)%
Company's share of NOI from unconsolidated ventures	463	150	313	209 %	6,477	3,620	2,857	79 %
Total Same Store Other	**1,911**	**1,852**	**59**	**3 %**	**10,536**	**8,302**	**2,234**	**27 %**
Total Same Store NOI	**67,401**	**63,921**	**3,480**	**5 %**	**207,475**	**194,292**	**13,183**	**7 %**
Non-Same Store NOI	**464**	**881**	**(417)**	**(47)%**	**816**	**1,516**	**(700)**	**(46)%**
Total Operating Assets NOI	**$ 67,865**	**$ 64,802**	**$ 3,063**	**5 %**	**$ 208,291**	**$ 195,808**	**$ 12,483**	**6 %**

See page 4 for definitions of Same Store Properties and Same Store NOI.

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12H O W A R D H U G H E S H O L D I N G S 12 thousands Q3 2025 Q2 2025 Q1 2025 Q4 2024 Q3 2024 Same Store Metrics Stabilized Leasing Percentages Office 89% 89% 88% 89% 88 % Retail 93% 96% 96% 96% 94 % Multifamily 96% 97% 96% 96% 95 % Unstabilized Leasing Percentages Office (a) — % — % — % — % 92 % Retail — % 56% 56% 56% 66 % Multifamily 87% 88% 77% 69% 68 % Same Store NOI Office $ 34,073 $ 35,337 $ 33,107 $ 29,136 $ 31,572 Retail 13,363 13,167 13,665 12,945 12,806 Multifamily 18,054 18,689 17,484 16,735 17,691 Other 1,911 1,435 7,190 1,927 1,852 Total Same Store NOI $ 67,401 $ 68,628 $ 71,446 $ 60,743 $ 63,921 Quarter over Quarter Change in Same Store NOI (2) % (4) % 18% (5) % See page 4 for definitions of Same Store Properties and Same Store NOI. (a) This category previously included 1700 Pavilion in Summerlin, which reached stabilization in the fourth quarter of 2024. Same Store Performance - Operating Assets Segment

NOI by Region

thousands except Sq. Ft. and units	% Owned	Total Sq. Ft.	Total Units	Q3 2025 Occupied (a) Sq. Ft.	Q3 2025 Occupied (a) Units	Q3 2025 Leased (a) Sq. Ft.	Q3 2025 Leased (a) Units	Q3 2025 Occupied (%) (a) Sq. Ft.	Q3 2025 Occupied (%) (a) Units	Q3 2025 Leased (%) (a) Sq. Ft.	Q3 2025 Leased (%) (a) Units	In-Place NOI (b)	Estimated Stabilized NOI (b)	Time to Stabilize (Years) (c)
Stabilized Properties														
Office - Houston	100%	3,988,203	—	3,541,402	—	3,684,913	—	89 %	— %	92 %	— %	$ 83,930	$ 108,030	—
Office - Columbia	100%	1,753,282	—	1,329,474	—	1,419,729	—	76 %	— %	81 %	— %	23,780	31,250	—
Office - Summerlin	100%	801,863	—	747,878	—	750,622	—	93 %	— %	94 %	— %	21,470	24,060	—
Retail - Houston	100%	284,274	—	258,431	—	274,826	—	91 %	— %	97 %	— %	9,100	10,600	—
Retail - Columbia	100%	101,609	—	74,053	—	74,053	—	73 %	— %	73 %	— %	2,780	2,720	—
Retail - Hawai'i	100%	836,631	—	717,176	—	737,593	—	86 %	— %	88 %	— %	13,830	21,370	—
Retail - Summerlin	100%	801,010	—	739,807	—	798,648	—	92 %	— %	100 %	— %	23,210	26,300	—
Multifamily - Houston (d)	100%	34,386	3,231	33,166	3,030	33,166	3,075	96 %	94 %	96 %	95 %	41,140	45,350	—
Multifamily - Columbia (d)	Various	97,294	1,199	81,280	1,125	84,343	1,159	84 %	94 %	87 %	97 %	15,970	16,870	—
Multifamily - Summerlin	100%	—	685	—	638	—	659	— %	93 %	— %	96 %	11,420	13,540	—
Other (e)	Various	125,801	—	125,801	—	125,801	—	100 %	— %	100 %	— %	11,990	13,590	—
Total Stabilized Properties (f)												**$ 258,620**	**$ 313,680**	—
Unstabilized Properties														
Office - Houston	100%	191,265	—	85,965	—	157,745	—	45 %	— %	82 %	— %	$ 1,160	$ 4,740	2.2
Office - Columbia	100%	85,380	—	28,715	—	42,932	—	34 %	— %	50 %	— %	(460)	3,200	1.8
Office - Summerlin	100%	147,602	—	25,636	—	68,033	—	17 %	— %	46 %	— %	(860)	4,300	1.8
Retail - Houston	100%	59,345	—	19,486	—	43,998	—	33 %	— %	74 %	— %	270	2,780	2.4
Retail - Summerlin	100%	67,147	—	57,228	—	57,228	—	85 %	— %	85 %	— %	420	1,800	2.3
Multifamily - Columbia (d)	100%	32,607	472	16,389	391	24,053	412	50 %	83 %	74 %	87 %	7,210	9,320	0.3
Total Unstabilized Properties												**$ 7,740**	**$ 26,140**	**2.1**

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NOI by Region (cont.)

thousands except Sq. Ft. and units	% Owned	Total Sq. Ft.	Total Units	Q3 2025 Occupied (a) Sq. Ft.	Q3 2025 Occupied (a) Units	Q3 2025 Leased (a) Sq. Ft.	Q3 2025 Leased (a) Units	Q3 2025 Occupied (%) (a) Sq. Ft.	Q3 2025 Occupied (%) (a) Units	Q3 2025 Leased (%) (a) Sq. Ft.	Q3 2025 Leased (%) (a) Units	In-Place NOI (b)	Estimated Stabilized NOI (b)	Time to Stabilize (Years) (c)
Under Construction Properties														
Office - Houston	100 %	237,264	—	—	—	—	—	— %	— %	— %	— %	n/a	$ 6,700	3.3
Retail - Houston	100 %	5,800	—	—	—	—	—	— %	— %	— %	— %	n/a	800	4.8
Retail - Hawai'i	100 %	60,900	—	—	—	—	—	— %	— %	— %	— %	n/a	2,800	3.7
Multifamily - Houston	100 %	—	268	—	—	—	—	— %	— %	— %	— %	n/a	9,890	3.3
Total Under Construction Properties												**n/a**	**$ 20,190**	**3.8**
Total / Wtd. Avg. for Portfolio												**$ 266,360**	**$ 360,010**	**3.1**

(a) Occupied and Leased metrics are as of September 30, 2025.
(b) Includes our share of NOI from our unconsolidated ventures.
(c) The estimated stabilization date used in the Time to Stabilize calculation for all unstabilized and under construction assets is set at the maximum stabilization period of 36 months from the in-service or expected in-service date. If an Unstabilized property achieves 90% occupancy prior to this date, it will move to Stabilized.
(d) Multifamily square feet represent ground floor retail whereas multifamily units represent residential units for rent.
(e) These assets can be found on page 16 of this presentation.
(f) For Stabilized Properties, the difference between In-Place NOI and Estimated Stabilized NOI is attributable to a number of factors which may include temporary abatements, timing of lease turnovers, free rent, and other market factors.

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Stabilized Properties - Operating Assets Segment

thousands except Sq. Ft. and units	Location	% Owned	Rentable Sq. Ft.	Q3 2025 % Occupied (a)	Q3 2025 % Leased (a)	In-Place NOI (b)	Est. Stabilized NOI (b)
Office							
Columbia Office Properties	Columbia, MD	100 %	67,066	72 %	72 %	$ 390	$ 950
6100 Merriweather	Columbia, MD	100 %	326,237	89 %	98 %	8,220	9,200
One Merriweather	Columbia, MD	100 %	209,950	94 %	94 %	5,370	5,630
Two Merriweather	Columbia, MD	100 %	124,639	85 %	96 %	2,420	3,100
Merriweather Row	Columbia, MD	100 %	925,584	69 %	74 %	7,030	12,370
One Mall North (c)	Columbia, MD	100 %	99,806	47 %	47 %	350	N/A
One Hughes Landing	Houston, TX	100 %	201,268	72 %	88 %	1,700	5,200
Two Hughes Landing	Houston, TX	100 %	200,255	74 %	87 %	2,710	5,270
Three Hughes Landing	Houston, TX	100 %	325,810	97 %	98 %	8,920	8,580
1725 Hughes Landing Boulevard	Houston, TX	100 %	340,611	54 %	67 %	210	7,430
1735 Hughes Landing Boulevard	Houston, TX	100 %	319,456	95 %	95 %	8,160	8,370
2201 Lake Woodlands Drive	Houston, TX	100 %	22,259	100 %	100 %	330	330
Lakefront North	Houston, TX	100 %	258,058	100 %	100 %	7,320	7,320
8770 New Trails	Houston, TX	100 %	180,000	100 %	100 %	4,560	4,740
9303 New Trails	Houston, TX	100 %	98,283	51 %	51 %	480	1,530
3831 Technology Forest Drive	Houston, TX	100 %	106,104	86 %	93 %	(110)	2,450
The Woodlands Towers at the Waterway	Houston, TX	100 %	1,395,599	99 %	100 %	41,880	43,510
3 Waterway Square	Houston, TX	100 %	227,617	91 %	91 %	3,350	5,900
4 Waterway Square	Houston, TX	100 %	217,952	78 %	90 %	3,340	5,900
1400 Woodloch Forest	Houston, TX	100 %	94,931	85 %	85 %	1,080	1,500
Aristocrat	Las Vegas, NV	100 %	181,534	100 %	100 %	4,510	4,520
1700 Pavilion	Las Vegas, NV	100 %	265,898	92 %	92 %	6,830	8,380
One Summerlin	Las Vegas, NV	100 %	207,292	84 %	85 %	5,740	6,440
Two Summerlin	Las Vegas, NV	100 %	147,139	100 %	100 %	4,390	4,720
Total Office			**6,543,348**			**$ 129,180**	**$ 163,340**
Retail							
Color Burst Park Retail	Columbia, MD	100 %	12,410	100 %	100 %	$ 470	$ 410
Rouse Building	Columbia, MD	100 %	89,199	69 %	69 %	2,310	2,310
Ward Village Retail	Honolulu, HI	100 %	836,631	86 %	88 %	13,830	21,370
Creekside Park West	Houston, TX	100 %	72,976	91 %	94 %	1,910	2,200
Hughes Landing Retail	Houston, TX	100 %	125,721	90 %	96 %	4,590	4,990
1701 Lake Robbins	Houston, TX	100 %	12,376	100 %	100 %	540	540
20/25 Waterway Avenue	Houston, TX	100 %	51,688	87 %	100 %	1,190	2,000
Waterway Square Retail	Houston, TX	100 %	21,513	100 %	100 %	870	870
Downtown Summerlin (d)	Las Vegas, NV	100 %	801,010	92 %	100 %	23,210	26,300
Total Retail			**2,023,524**			**$ 48,920**	**$ 60,990**

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Stabilized Properties - Operating Assets Segment (cont.)

thousands except Sq. Ft. and units	Location	% Owned	Rentable Sq. Ft.	Units	Q3 2025 % Occupied (a) Rentable Sq. Ft.	Q3 2025 % Occupied (a) Units	Q3 2025 % Leased (a) Rentable Sq. Ft.	Q3 2025 % Leased (a) Units	In-Place NOI (b)	Estimated Stabilized NOI (b)
Multifamily										
Juniper	Columbia, MD	100 %	55,677	382	87 %	94 %	93 %	95 %	$ 8,770	$ 9,160
TEN.m.flats	Columbia, MD	50 %	28,026	437	96 %	94 %	96 %	97 %	4,080	4,250
The Metropolitan	Columbia, MD	50 %	13,591	380	43 %	94 %	43 %	97 %	3,120	3,460
Creekside Park	Houston, TX	100 %	—	292	n/a	94 %	n/a	95 %	2,950	3,000
Creekside Park The Grove	Houston, TX	100 %	—	360	n/a	94 %	n/a	96 %	3,820	4,210
One Lakes Edge	Houston, TX	100 %	22,971	390	95 %	96 %	95 %	97 %	7,680	7,680
Two Lakes Edge	Houston, TX	100 %	11,415	386	100 %	94 %	100 %	95 %	8,490	8,750
Lakeside Row	Houston, TX	100 %	—	312	n/a	94 %	n/a	95 %	2,910	3,090
Millennium Six Pines	Houston, TX	100 %	—	314	n/a	94 %	n/a	95 %	3,840	3,770
Millennium Waterway	Houston, TX	100 %	—	393	n/a	92 %	n/a	94 %	4,220	3,910
Starling at Bridgeland	Houston, TX	100 %	—	358	— %	94 %	— %	96 %	3,230	3,400
The Lane at Waterway	Houston, TX	100 %	—	163	n/a	91 %	n/a	91 %	2,680	2,680
Wingspan	Houston, TX	100 %	—	263	— %	95 %	— %	96 %	1,320	4,860
Constellation	Las Vegas, NV	100 %	—	124	n/a	95 %	n/a	98 %	1,950	2,500
Tanager	Las Vegas, NV	100 %	—	267	n/a	92 %	n/a	93 %	4,340	5,150
Tanager Echo	Las Vegas, NV	100 %	—	294	n/a	94 %	n/a	98 %	5,130	5,890
Total Multifamily (e)			**131,680**	**5,115**					**$ 68,530**	**$ 75,760**
Other										
Houston Ground Leases	Houston, TX	100 %	n/a	n/a	n/a	n/a	n/a	n/a	$ 2,940	$ 3,160
Hughes Landing Daycare	Houston, TX	100 %	—	n/a	— %	n/a	— %	n/a	250	280
Stewart Title of Montgomery County, TX	Houston, TX	50 %	n/a	n/a	n/a	n/a	n/a	n/a	560	1,600
The Woodlands Warehouse	Houston, TX	100 %	125,801	n/a	100 %	n/a	100 %	n/a	1,440	1,520
Woodlands Sarofim	Houston, TX	20 %	n/a	n/a	n/a	n/a	n/a	n/a	220	250
Kewalo Basin Harbor	Honolulu, HI	100 %	n/a	n/a	n/a	n/a	n/a	n/a	1,780	1,900
Hockey Ground Lease	Las Vegas, NV	100 %	n/a	n/a	n/a	n/a	n/a	n/a	610	610
Summerlin Hospital Medical Center	Las Vegas, NV	5 %	n/a	n/a	n/a	n/a	n/a	n/a	5,600	5,600
Other Assets	Various	100 %	n/a	n/a	n/a	n/a	n/a	n/a	(1,410)	(1,330)
Total Other			**125,801**	**—**					**$ 11,990**	**$ 13,590**
Total Stabilized									**$ 258,620**	**$ 313,680**

(a) Occupied and Leased percentages are as of September 30, 2025.
(b) For Stabilized Properties, the difference between In-Place NOI and Estimated Stabilized NOI is attributable to a number of factors which may include temporary abatements, timing of lease turnovers, free rent, and other market factors.
(c) One Mall North will be decommissioned in 2025 and moved to Strategic Developments for redevelopment in 2026.
(d) Downtown Summerlin rentable sq. ft. excludes 381,767 sq. ft. of anchor space and 39,700 sq. ft. of office space.
(e) Multifamily square feet represent ground floor retail whereas multifamily units represent residential units for rent.

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Unstabilized Properties - Operating Assets Segment

thousands except Sq. Ft. and units	Location	% Owned	Rentable Sq. Ft.	Units	Q3 2025 % Occupied (a) Rentable Sq. Ft.	Q3 2025 % Occupied (a) Units	Q3 2025 % Leased (a) Rentable Sq. Ft.	Q3 2025 % Leased (a) Units	Develop. Costs Incurred	Est. Total Cost (Excl. Land)	In-Place NOI	Est. Stabilized NOI (b)	Est. Stab. Date (c)	Est. Stab. Yield
Office														
10285 Lakefront Medical Office	Columbia, MD	100 %	85,380	—	34 %	n/a	50 %	n/a	$ 41,887	$ 53,327	$ (460)	$ 3,200	2027	6 %
One Bridgeland Green(d)	Houston, TX	100 %	49,502	—	— %	n/a	80 %	n/a	24,301	35,365	—	1,780	2028	5 %
6 Waterway(e)	Houston, TX	100 %	141,763	—	61 %	n/a	83 %	n/a	20,816	25,663	1,160	2,960	2027	12 %
Meridian	Las Vegas, NV	100 %	147,602	—	17 %	n/a	46 %	n/a	43,037	55,459	(860)	4,300	2027	8 %
Total Office			**424,247**	**—**					**$ 130,041**	**$ 169,814**	**$ (160)**	**$ 12,240**		
Retail														
Grogan's Mill Retail	Houston, TX	100 %	31,363	—	31 %	n/a	68 %	n/a	$ 5,137	$ 8,583	$ —	$ 850	2028	10 %
Village Green at Bridgeland Central (d)	Houston, TX	100 %	27,982	—	35 %	n/a	81 %	n/a	18,906	21,679	270	1,930	2027	9 %
Summerlin Grocery Anchored Center (d)	Las Vegas, NV	100 %	67,147	$ —	85 %	n/a	85 %	n/a	37,836	46,921	420	1,800	2027	4 %
Total Retail			**126,492**	**—**					**$ 61,879**	**$ 77,183**	**$ 690**	**$ 4,580**		
Multifamily														
Marlow	Columbia, MD	100 %	32,607	472	50 %	83 %	74 %	87 %	$ 123,427	$ 128,045	$ 7,210	$ 9,320	2025	7 %
Total Multifamily (f)			**32,607**	**472**					**$ 123,427**	**$ 128,045**	**$ 7,210**	**$ 9,320**		
Total Unstabilized									**$ 315,347**	**$ 375,042**	**$ 7,740**	**$ 26,140**		

(a) Occupied and Leased percentages are as of September 30, 2025.
(b) Company estimates of Estimated Stabilized NOI are based on current leasing velocity, excluding inflation and organic growth.
(c) The estimated stabilization date for all unstabilized assets is set at the maximum stabilization period of 36 months from the in-service date. If a property achieves 90% occupancy prior to this date, it will move to Stabilized.
(d) As of September 30, 2025, approximately 18% of One Bridgeland Green, 86% of Summerlin Grocery Anchored Center, and 72% of Village Green at Bridgeland Central has been placed in service. The remaining space will be placed in service as it is leased and/or turned over to tenants. The leasing percentages for these properties include leased in-service space, as well as pre-leased space that has not yet been placed in service.
(e) Total development costs incurred includes acquisition and closing costs and total estimated development costs are inclusive of acquisition, closing, and expected tenant lease-up costs.
(f) Multifamily square feet represent ground floor retail, whereas multifamily units represent residential units for rent.

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Under Construction Properties - Strategic Developments Segment

thousands except Sq. Ft. and units	Location	% Owned	Estimated Rentable Square Feet	Percent Pre-Leased (a)	Const. Start Date	Est. Stabilized Date (b)	Development Costs Incurred to Date	Total Estimated Development Costs	Est. Stabilized NOI	Est. Stab. Yield
Office										
Memorial Hermann Medical Office	Houston, TX	100 %	50,895	100 %	Q3 2025	2029	$ 3,031	$ 23,661	$ 1,900	8 %
7 Waterway	Houston, TX	100 %	186,369	— %	Q3 2025	2029	1	4,644	$ 4,800	103 %
Total Office			**237,264**				**$ 3,032**	**$ 28,305**	**$ 6,700**	
Retail										
Ulana Ward Village (c)	Honolulu, HI	100 %	32,100	— %	Q1 2023	2028	$ —	$ —	$ 760	— %
The Park Ward Village (c)	Honolulu, HI	100 %	26,800	18 %	Q4 2022	2029	—	—	1,900	— %
Kalae (c)	Honolulu, HI	100 %	2,000	— %	Q2 2024	2030	—	—	140	— %
The Ritz-Carlton Retail (c)	Houston, TX	100 %	5,800	100 %	Q4 2024	2030	—	—	800	— %
Total Retail			**66,700**				**$ —**	**$ —**	**$ 3,600**	

in thousands except Sq. Ft. and units	Location	% Owned	# of Units	Monthly Est. Rent Per Unit	Const. Start Date	Est. Stabilized Date (b)	Develop. Costs Incurred	Est. Total Cost (Excl. Land)	Est. Stabilized NOI	Est. Stab. Yield
Multifamily										
1 Riva Row	Houston, TX	100 %	268	$ 4,015	Q3 2023	2028	$ 116,675	$ 155,997	$ 9,890	6 %
Total Multifamily			**268**				**$ 116,675**	**$ 155,997**	**$ 9,890**	
Total Under Construction							**$ 119,707**	**$ 184,302**	**$ 20,190**	

(a) Represents leases signed as of September 30, 2025.
(b) The estimated stabilization date for all under construction assets is set at 36 months from the expected in-service date.
(c) Condominium retail development costs incurred to date and total estimated development costs are combined with their respective condominium costs and presented on page 20 of this supplement.

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19H O W A R D H U G H E S H O L D I N G S 19 As of September 30, 2025 Waiea Anaha Ae`o Ke Kilohana ‘A‘ali‘i Kō'ula Victoria Place Total Key Metrics ($ in thousands) Location Ward Village Ward Village Ward Village Ward Village Ward Village Ward Village Ward Village Type of building Luxury Luxury Upscale Workforce Upscale Upscale Luxury Number of units 177 317 465 423 750 565 349 3,046 Condo Sq. Ft. 378,488 449,205 389,663 294,273 390,097 409,612 406,351 2,717,689 Street retail Sq. Ft. 7,716 16,048 70,800 28,386 11,175 36,995 n/a 171,120 Stabilized retail NOI $290 $1,190 $2,170 $970 $550 $1,890 n/a $7,060 Stabilization year 2017 2020 2019 2020 2024 2025 n/a Development progress ($ in thousands) Completion date Q4 2016 Q4 2017 Q4 2018 Q2 2019 Q4 2021 Q3 2022 Q4 2024 Total estimated development cost $542,631 $403,796 $430,086 $217,318 $390,138 $484,238 $539,017 $3,007,224 Development costs incurred to date 542,226 403,796 430,086 217,318 389,556 477,499 535,011 2,995,492 Estimated remaining to be spent $405 $— $— $— $582 $6,739 $4,006 $11,732 Financial Summary ($ in thousands) Total GAAP revenue recognized $698,228 $515,981 $513,214 $218,554 $536,942 $635,100 $778,901 $3,896,920 Completed Condominiums

Under Construction Condominiums

As of September 30, 2025	The Park Ward Village	Ulana Ward Village	Kalae	Ritz-Carlton Residences	Total
Key Metrics (*$ in thousands*)					
Location	Ward Village	Ward Village	Ward Village	The Woodlands	
Type of building	Upscale	Workforce	Luxury	Luxury	
Number of units	545	696	329	111	1,681
Avg. unit Sq. Ft.	847	623	1,207	2,524	935
Condo Sq. Ft.	461,360	433,773	397,203	280,172	1,572,508
Street retail Sq. Ft.	26,800	32,100	2,000	5,800	66,700
Stabilized retail NOI	$1,900	$760	$140	$800	$3,600
Stabilization year	2029	2028	2030	2030	
Development progress (*$ in thousands*)					
Start date	Q4 2022	Q1 2023	Q2 2024	Q4 2024	
Estimated Completion date	2026	Q4 2025	2028	2027	
Total estimated development cost	$613,807	$402,914	$623,745	$369,465	$2,009,931
Development costs incurred to date	434,510	343,466	176,683	108,402	1,063,061
Estimated remaining to be spent	$179,297	$59,448	$447,062	$261,063	$946,870
Financial Summary (*$ in thousands*)					
Units under contract through September 30, 2025	529	694	307	82	1,612
Units remaining to be sold through September 30, 2025	16	2	22	29	69
Total % of units closed or under contract	97%	100%	93%	74%	96%
Units under contract in Q3 2025	—	(1)	—	4	3
Square footage closed / under contract	448,656	432,419	378,170	212,799	1,472,044
Total % square footage closed / under contract	97%	100%	95%	76%	94%
Total cash received (closings & deposits)	$141,880	$56,281	$157,576	$36,104	$391,841
Total future GAAP revenue under contract	$705,082	$374,345	$775,999	$372,775	$2,228,201
Expected avg. price per Sq. Ft.	$1,500 - $1,550	$850 - $900	$2,000 - $2,050	$1,750 - $1,800	
Deposit Reconciliation (*thousands*)					
Spent towards construction	$137,296	$37,258	$89,878	$—	$264,432
Held for future use (a)	615	—	63,525	—	64,140
Held for closings (a)	3,969	19,023	4,173	36,104	63,269
Total deposits from sales commitment	$141,880	$56,281	$157,576	$36,104	$391,841

(a) Total deposits held for future use and held for closings are included in Restricted cash.

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Predevelopment Condominiums

As of September 30, 2025	The Launiu	Melia	'Ilima	Total
Key Metrics (*$ in thousands*)				
Location	Ward Village	Ward Village	Ward Village	
Type of building	Luxury	Luxury	Luxury	
Number of units	485	220	148	853
Avg. unit Sq. Ft.	950	1,612	2,279	1,351
Condo Sq. Ft.	460,735	354,650	337,238	1,152,623
Street retail Sq. Ft.	10,000	6,000	5,000	21,000
Estimated Completion date	2028	2030	2030	
Financial Summary (*$ in thousands*)				
Units under contract through September 30, 2025	332	136	72	540
Units remaining to be sold through September 30, 2025	153	84	76	313
Total % of units closed or under contract	68%	62%	49%	63%
Units under contract in Q3 2025	8	136	72	216
Square footage closed / under contract	304,453	257,773	184,985	747,211
Total % square footage closed / under contract	66%	73%	55%	65%
Total cash received (closings & deposits)	$115,842	$76,380	$72,432	$264,654
Total future GAAP revenue under contract	$576,984	$733,838	$647,548	$1,958,370
Expected avg. price per Sq. Ft.	$1,850 - $1,900	$2,700 - $2,750	$3,150 - $3,200	
Deposit Reconciliation (*thousands*)				
Held for future use (a)	$114,765	$76,380	$72,432	$263,577
Held for closings (a)	1,077	—	—	1,077
Total deposits from sales commitment	$115,842	$76,380	$72,432	$264,654

(a) Total deposits held for future use and held for closings are included in Restricted cash.

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Summary of Remaining Development Costs

As of September 30, 2025 *thousands*	Location	Total Estimated Development Costs (a)	Development Costs Incurred to Date	Estimated Remaining to be Spent	Remaining Buyer Deposits/ Holdback to be Drawn	Debt to be Drawn	Costs Remaining to be Paid, Net of Debt and Buyer Deposits/ Holdbacks to be Drawn (b)	Estimated Completion Date
10285 Lakefront Medical Office (c)(d)	Columbia, MD	$ 53,327	$ 41,887	$ 11,440	$ —	$ 11,708	$ (268)	Completed
Marlow (c)	Columbia, MD	128,045	123,427	4,618	—	4,285	333	Completed
One Bridgeland Green(c)	Houston, TX	35,365	24,301	11,064	—	—	11,064	Completed
Grogan's Mill Retail (c)	Houston, TX	8,583	5,137	3,446	—	—	3,446	Completed
Village Green at Bridgeland Central (c)	Houston, TX	21,679	18,906	2,773	—	2,707	66	Completed
Meridian (c)	Las Vegas, NV	55,459	43,037	12,422	—	12,027	395	Completed
Summerlin Grocery Anchored Center (c)	Las Vegas, NV	46,921	37,836	9,085	—	9,040	45	Completed
Total Operating Assets		349,379	294,531	54,848	—	39,767	15,081	
Kalae	Honolulu, HI	623,745	176,683	447,062	60,275	348,347	38,440	2028
Kō'ula	Honolulu, HI	484,238	477,499	6,739	—	—	6,739	Completed
The Park Ward Village	Honolulu, HI	613,807	434,510	179,297	—	163,059	16,238	2026
Ulana Ward Village	Honolulu, HI	402,914	343,466	59,448	—	—	59,448	Q4 2025
Victoria Place	Honolulu, HI	539,017	535,011	4,006	—	—	4,006	Completed
Memorial Hermann Medical Office Building	Houston, TX	23,661	3,031	20,630	—	19,460	1,170	2026
The Ritz-Carlton Residences	Houston, TX	369,465	108,402	261,063	—	171,883	89,180	2027
1 Riva Row	Houston, TX	155,997	116,675	39,322	—	11,337	27,985	Q4 2025
7 Waterway	Houston, TX	4,644	1	4,643	—	—	4,643	2026
Total Strategic Developments		3,217,488	2,195,278	1,022,210	60,275	714,086	247,849	
Total		**$ 3,566,867**	**$ 2,489,809**	**$ 1,077,058**	**$ 60,275**	**$ 753,853**	**$ 262,930**	

See page 4 for definition of Remaining Development Costs.

(a) Total Estimated Development Costs represent all costs to be incurred on the project which include construction costs, demolition costs, marketing costs, capitalized leasing, payroll or project development fees, deferred financing costs, retail costs, and certain accrued costs from lenders and excludes land costs and capitalized corporate interest allocated to the project. Total Estimated Development Costs for assets at Ward Village and Columbia exclude master plan infrastructure and amenity costs at Ward Village and Merriweather District.

(b) We expect to be able to meet our cash funding requirements with a combination of existing and anticipated construction loans, condominium buyer deposits, free cash flow from our Operating Assets and MPC segments, net proceeds from condominium sales, our existing cash balances, and as necessary, the postponement of certain projects.

(c) Remaining cost is related to lease-up and tenant build-out.

(d) Negative balance relates to costs paid by HHH, but not yet reimbursed by our lenders. We expect to receive funds from our lenders for these costs in the future.

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Portfolio Key Metrics

As of September 30, 2025	MPC Regions							Non-MPC Regions		
	The Woodlands	The Woodlands Hills	Bridgeland	Summerlin	Teravalis	Floreo (a)	Total	Columbia	Hawai'i	Total
	Houston, TX	Houston, TX	Houston, TX	Las Vegas, NV	Phoenix, AZ	Phoenix, AZ	MPC Regions	Columbia, MD	Honolulu, HI	Non-MPC
Operating Assets										
Stabilized Properties										
Office Sq.Ft.	3,988,203	—	—	801,863	—	—	4,790,066	1,753,282	—	1,753,282
Retail Sq. Ft. (b)	318,660	—	—	801,010	—	—	1,119,670	198,903	836,631	1,035,534
Multifamily units	2,298	—	933	685	—	—	3,916	1,199	—	1,199
Other Sq. Ft.	125,801	—	—	—	—	—	125,801	—	—	—
Unstabilized Properties										
Office Sq.Ft.	141,763	—	49,502	147,602	—	—	338,867	85,380	—	85,380
Retail Sq.Ft.	31,363	—	27,982	67,147	—	—	126,492	32,607	—	32,607
Multifamily units	—	—	—	—	—	—	—	472	—	472
Under Construction Properties										
Office Sq.Ft.	186,369	—	50,895	—	—	—	237,264	—	—	—
Retail Sq.Ft.	5,800	—	—	—	—	—	5,800	—	60,900	60,900
Multifamily units	268	—	—	—	—	—	268	—	—	—
MPC										
Total gross acreage	28,545 ac	2,055 ac	11,506 ac	22,500 ac	33,810 ac	3,029 ac	101,445 ac	16,450 ac	n/a	16,450
Current Residents	124,800	3,230	26,000	130,000	—	—	284,030	n/a	n/a	n/a
Residential Land (c)										
Remaining saleable acres (d)	34 ac	672 ac	1,295 ac	2,028 ac	15,804 ac	936 ac	20,769 ac	n/a	n/a	n/a
Estimated price per acre (e)	N/A	$356	$580	$1,633	$791	$805		n/a	n/a	
Commercial Land										
Remaining saleable acres (d)	728 ac	173 ac	1,070 ac	473 ac	10,531 ac	252 ac	13,227 ac	95 ac	n/a	95 ac
Estimated price per acre (e)	$981	$523	$763	$1,404	$206	$180		n/a	n/a	

Portfolio Key Metrics include 100% of square footage, units, and acreage associated with joint venture projects. Retail space in multifamily assets shown as retail square feet.

(a) This represents 100% of Floreo gross and remaining saleable acreage and 100% of the estimated price per acre expected to be achieved. The Company owns a 50% interest in Floreo and accounts for its investment under the equity method.

(b) Retail Sq. Ft. within the Summerlin region excludes 381,767 Sq. Ft. of anchors and 39,700 Sq. Ft. of additional office space above our retail space.

(c) The Woodlands residential land development is nearing completion.

(d) Fluctuations in remaining saleable acres from period to period are due to land sales or changes to the master plan of the communities.

(e) Residential and commercial pricing represents the Company's estimate of price per acre that will be achieved in 2025 (in thousands) per its land models. For Summerlin, this estimate excludes the impact of a bulk sale completed in the third quarter of 2025. For bulk sales, the Company does not incur the usual development costs associated with superpad sales, resulting in a lower price per acre.

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24H O W A R D H U G H E S H O L D I N G S 24 Master Planned Community Land Consolidated MPC Segment EBT The Woodlands The Woodlands Hills Bridgeland Summerlin Teravalis Total Floreo (a) thousands Q3 2025 Q3 2024 Q3 2025 Q3 2024 Q3 2025 Q3 2024 Q3 2025 Q3 2024 Q3 2025 Q3 2024 Q3 2025 Q3 2024 Q3 2025 Q3 2024 Revenues: Residential land sale revenues $ — $ — $ 777 $ 7,130 $ 19,856 $ 26,941 $ 227,545 $ 162,781 $ — $ — $ 248,178 $ 196,852 $ 6,973 $ 13,113 Commercial land sale revenues 171 16 — 1 118 1,370 — — — — 289 1,387 — — Builder price participation 276 155 222 526 1,012 1,519 14,502 7,392 — — 16,012 9,592 — — Other land sale revenues 86 1,386 1 — 72 90 6,937 3,300 — — 7,096 4,776 — — Total revenues 533 1,557 1,000 7,657 21,058 29,920 248,984 173,473 — — 271,575 212,607 6,973 13,113 Expenses: Cost of sales - residential land — — (285) (2,702) (6,989) (11,100) (70,932) (58,402) — — (78,206) (72,204) (5,048) (9,350) Cost of sales - commercial land (39) (4) — — (35) (374) — — — — (74) (378) — — Real estate taxes (2,502) (1,110) (37) (29) 6,437 (807) (488) (585) (4) (4) 3,406 (2,535) (43) (39) Land sales operations (1,199) (1,681) (815) (1,150) (1,787) (2,079) (4,174) (4,279) (323) (226) (8,298) (9,415) (2,497) (1,581) Total operating expenses (3,740) (2,795) (1,137) (3,881) (2,374) (14,360) (75,594) (63,266) (327) (230) (83,172) (84,532) (7,588) (10,970) Depreciation and amortization (30) (30) — (2) (35) (33) (34) (34) (11) (10) (110) (109) (27) (32) Interest income (expense), net 574 243 1,020 1,023 6,213 4,167 11,607 10,992 — — 19,414 16,425 (631) (296) Other (loss) income, net — — — — 19 — — — — — 19 — — — Equity in earnings (losses) from unconsolidated ventures (b) — — — — — — (2,084) (546) (637) 907 (2,721) 361 — — MPC Segment EBT $ (2,663) $ (1,025) $ 883 $ 4,797 $ 24,881 $ 19,694 $ 182,879 $ 120,619 $ (975) $ 667 $ 205,005 $ 144,752 $ (1,273) $ 1,815 (a) This represents 100% of Floreo EBT. The Company owns a 50% interest in Floreo and accounts for its investment under the equity method. (b) Equity in earnings (losses) from unconsolidated ventures reflects our share of earnings for The Summit in Summerlin and for Floreo in Teravalis. MPC Performance

MPC Land

	Consolidated MPC Segment											
	The Woodlands		The Woodlands Hills		Bridgeland		Summerlin		Teravalis		Floreo (a)	
thousands, except acres	Q3 2025	Q3 2024	Q3 2025	Q3 2024	Q3 2025	Q3 2024	Q3 2025	Q3 2024	Q3 2025	Q3 2024	Q3 2025	Q3 2024
Key Performance Metrics:												
Residential												
Total acres closed in current period	— ac	— ac	1.6 ac	15.3 ac	28.2 ac	46.2 ac	319.1 ac	129.2 ac	— ac	— ac	— ac	17.6 ac
Price per acre achieved	$—	$—	$486	$466	$704	$583	$795	$1,261	$—	$—	$—	$762
Avg. gross margins	—%	—%	63.3%	62.1%	64.8%	58.8%	68.4%	63.7%	—%	—%	—%	28.7%
Commercial												
Total acres closed in current period	— ac	— ac	— ac	— ac	— ac	— ac	— ac	— ac	— ac	— ac	— ac	— ac
Price per acre achieved	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Avg. gross margins	— %	— %	—%	— %	— %	—%	— %	—%	—%	—%	—%	—%
Avg. combined before-tax net margins	— %	—%	63.3%	62.1%	64.8 %	58.8%	68.4%	63.7%	—%	—%	—%	28.7%
Key Valuation Metrics:												
Remaining saleable acres (b)												
Residential	34 ac		672 ac		1,295 ac		2,028 ac		15,804 ac		936 ac	
Commercial	728 ac		173 ac		1,070 ac		473 ac		10,531 ac		252 ac	
Projected est. % superpads / lot size	—%	/ — ac	—%	/ — ac	—%	/ — ac	69%	/ 0.25 ac	—%	/ — ac	—%	/ — ac
Projected est. % single-family detached lots / lot size	79%	/ 0.16 ac	80%	/ 0.21 ac	90%	/ 0.19 ac	—%	/ — ac	81%	/ 0.22 ac	100%	/ 0.17 ac
Projected est. % single-family attached lots / lot size	21%	/ 0.14 ac	20%	/ 0.12 ac	7%	/ 0.11 ac	—%	/ — ac	19%	/ 0.11 ac	—%	/ — ac
Projected est. % custom homes / lot size	—%	/ — ac	—%	/ — ac	3%	/ 0.26 ac	31%	/ 1 ac	—%	/ — ac	—%	/ — ac
Estimated builder sale velocity (c)	NM		17		69		78		NM		NM	
Projected GAAP gross margin (d)	74.9%	76.0%	63.3%	62.1%	64.8%	58.8%	64.5%	64.1%	75.5%	38.0%	33.8%	28.7%
Projected cash gross margin (d)	97.4%		89.6%		86.7%		81.6%		75.8%		49.8%	
Residential sellout / Commercial buildout date estimate												
Residential	2027		2032		2033		2043		2086		2034	
Commercial	2034		2032		2046		2039		2086		2036	

(a) This represents 100% of Floreo metrics. The Company owns a 50% interest in Floreo and accounts for its investment under the equity method.
(b) Fluctuations in remaining saleable acres from period to period are due to land sales or changes to the master plan of the communities.
(c) Represents the average monthly builder homes sold over the last twelve months ended September 30, 2025.
(d) Projected GAAP gross margin is based on expected GAAP MPC land sales revenues and MPC cost of sales. This measure includes all future projected revenues less all remaining historical development costs incurred to date and remaining future projected cash development costs. Projected cash gross margin represents the net cash margin expected to be received in the future and includes all future projected revenues less all remaining future projected cash development costs. The projected cash gross margin does not include remaining historical development costs incurred to date. Gross margin for each MPC may vary from period to period based on the locations of the land sold and the related costs associated with developing the land sold.

NM Not meaningful.

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26H O W A R D H U G H E S H O L D I N G S 26 GAV in $ millions, unless otherwise specified. Price per acre in $ thousands. (a) Land sales revenue excludes deferred revenue and SID bond revenue. (b) Excludes value of Teravalis for comparative purposes. (c) Price per acre is a trailing 12 months calculation as of September 30, 2025. MPC Gross Asset Value $1,695 $922 $708 $328 4,401 Total Acres Sold $679k Weighted Avg. Price Per Acre $3.0B Total Land Sales Revenue (a) X = $584 $1,058 2017 Q3 2025 $377 $634 2017 Q3 2025 $313 $469 2017 Q3 2025 +81% +68% +50% $2,616 $969 $599 $216 2017 Gross Asset Value Since 2017 Q3 2025 Gross Asset Value (b) Residential Price Per Acre (c) Summerlin Bridgeland The Woodlands Hills $4.4B$3.7B MPC Land Appreciation

27H O W A R D H U G H E S H O L D I N G S 27 Office Expirations (a) Retail Expirations (a) Expiration Year Annualized Cash Rent ($ in thousands) Percentage of Annualized Cash Rent Wtd. Avg. Annualized Cash Rent Per Leased Sq. Ft. Annualized Cash Rent ($ in thousands) Percentage of Annualized Cash Rent Wtd. Avg. Annualized Cash Rent Per Leased Sq. Ft. 2025 $ 3,480 1.21% $ 44.52 $ 2,626 2.26% $ 52.27 2026 9,901 3.42% 41.95 11,431 9.83% 42.82 2027 34,035 11.76% 41.77 8,834 7.60% 47.38 2028 19,999 6.91% 45.93 9,034 7.77% 54.03 2029 31,195 10.77% 48.45 10,608 9.12% 57.19 2030 31,640 10.93% 47.75 14,727 12.66% 60.04 2031 19,723 6.81% 51.54 5,685 4.89% 50.95 2032 59,594 20.58% 52.28 6,645 5.71% 60.64 2033 20,177 6.97% 43.16 15,638 13.44% 68.14 2034 15,582 5.38% 47.87 5,689 4.89% 60.38 Thereafter 44,329 15.26% 54.67 25,468 21.83% 44.21 Total $ 289,655 100% $ 116,385 100% (a) Excludes leases with an initial term of 12 months or less. Office and Retail Lease Expirations Total Office and Retail Portfolio as of September 30, 2025 % o f A nn ua liz ed C as h R en t E xp iri ng Houston Summerlin Columbia Hawaii Other Office 2025 Retail 2025 Office 2026 Retail 2026 Office 2027 Retail 2027 Office 2028 Retail 2028 Office 2029 Retail 2029 Office 2030 Retail 2030 Office 2031 Retail 2031 Office 2032 Retail 2032 Office 2033 Retail 2033 Office 2034 Retail 2034 Office 2035+ Retail 2035+ 0% 6% 12% 18% 24% 30% Lease Expirations

Debt Summary

thousands	September 30, 2025	December 31, 2024
Fixed-rate debt		
Unsecured 5.375% Senior Notes due 2028	$ 750,000	$ 750,000
Unsecured 4.125% Senior Notes due 2029	650,000	650,000
Unsecured 4.375% Senior Notes due 2031	650,000	650,000
Secured mortgages payable	1,719,396	1,635,750
Special Improvement District bonds	79,288	83,779
Variable-rate debt		
Secured mortgages payable, excluding condominium financing	717,988	784,682
Condominium financing	672,408	331,226
Secured Bridgeland Notes due 2026	85,000	283,000
Mortgages, notes and loans payable	**5,324,080**	**5,168,437**
Deferred financing costs	(36,711)	(40,968)
Mortgages, notes, and loans payable, net	**$ 5,287,369**	**$ 5,127,469**

	Net Debt on a Segment Basis as of September 30, 2025 (a)					
thousands	Operating Assets	Master Planned Communities	Strategic Developments	Segment Totals	Non-Segment Amounts	Total
Mortgages, notes, and loans payable, net	**$ 2,340,464**	**$ 157,827**	**$ 752,658**	**$ 3,250,949**	**$ 2,036,420**	**$ 5,287,369**
Mortgages, notes, and loans payable of unconsolidated ventures (b)	90,545	116,226	—	206,771	—	206,771
Less:						
Cash and cash equivalents	(23,739)	(116,519)	(31,353)	(171,611)	(1,285,323)	(1,456,934)
Cash and cash equivalents of unconsolidated ventures (b)	(5,404)	(11,306)	(3,484)	(20,194)	—	(20,194)
Special Improvement District receivables	—	(76,358)	—	(76,358)	—	(76,358)
Municipal Utility District receivables, net	—	(429,377)	—	(429,377)	—	(429,377)
TIF receivable	—	—	(2,846)	(2,846)	—	(2,846)
Net Debt	**$ 2,401,866**	**$ (359,507)**	**$ 714,975**	**$ 2,757,334**	**$ 751,097**	**$ 3,508,431**

	Consolidated Debt Maturities and Contractual Obligations as of September 30, 2025						
thousands	Remaining in 2025	2026	2027	2028	2029	Thereafter	Total
Mortgages, notes, and loans payable	$ 76,389	$ 940,917	$ 479,000	$ 859,757	$ 1,072,241	$ 1,895,776	$ 5,324,080
Interest payments (c)	76,567	247,398	203,827	164,851	104,311	225,364	1,022,318
Ground lease commitments	300	300	300	300	300	5,600	7,100
Total	**$ 153,256**	**$ 1,188,615**	**$ 683,127**	**$ 1,024,908**	**$ 1,176,852**	**$ 2,126,740**	**$ 6,353,498**

(a) Net debt is a non-GAAP financial measure that we believe is useful to our investors and other users of our financial statements as its components are important indicators of our overall liquidity, capital structure, and financial position. However, it should not be used as an alternative to our debt calculated in accordance with GAAP.

(b) Each segment includes our share of the Mortgages, notes, and loans payable, net and Cash and cash equivalents for all joint ventures included in Investments in unconsolidated ventures.

(c) Interest is based on the borrowings that are presently outstanding and current floating interest rates without the effects of interest rate derivatives.

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29H O W A R D H U G H E S H O L D I N G S 29 (a) Includes the impact of interest rate derivatives. (b) Does not include extension options, some of which have performance requirements. (c) Represents Secured Bridgeland Notes. (d) Excludes the Company's share of debt related to its unconsolidated ventures, which totaled $206.8 million as of September 30, 2025. thousands Q3 2025 Principal Range of Interest Rates (a) Weighted- average Interest Rate (a) Weighted- average Years to Maturity (b) Operating Assets Office $ 1,232,624 3.43% 8.67% 5.47% 4.3 Retail 266,213 3.50% 7.64% 5.99% 3.2 Multifamily 832,334 3.13% 7.12% 4.74% 4.1 Other 24,250 3.65% 7.13% 5.16% 4.4 Total Operating Assets $ 2,355,421 3.13% 8.67% 5.27% 4.1 Master Planned Communities (c) $ 85,000 6.59% 6.59% 6.59% 3.9 Strategic Developments Condominiums $ 672,408 7.12% 9.25% 8.04% 1.0 Multifamily 81,963 7.39% 7.39% 7.39% 4.9 Total Strategic Developments $ 754,371 7.12% 9.25% 7.97% 1.4 Bonds Corporate Bonds $ 2,050,000 4.13% 5.38% 4.66% 3.8 SID Bonds 79,288 4.13% 6.05% 5.19% 25.8 Total Bonds $ 2,129,288 4.13% 6.05% 4.68% 4.6 Total (d) $ 5,324,080 3.13% 9.25% 5.44% 3.9 Debt Summary (cont.)

Reconciliation of Non-GAAP Measures

Reconciliation of Operating Assets segment EBT to Total NOI

thousands	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Q3 2024	YTD Q3 2025	YTD Q3 2024
Total revenues	$ 117,182	$ 116,446	$ 114,002	$ 112,521	$ 114,019	$ 347,630	$ 331,779
Total operating expenses	(51,713)	(49,467)	(48,817)	(51,840)	(48,987)	(149,997)	(142,751)
Segment operating income (loss)	65,469	66,979	65,185	60,681	65,032	197,633	189,028
Depreciation and amortization	(43,411)	(42,305)	(43,123)	(43,137)	(42,252)	(128,839)	(125,903)
Interest income (expense), net	(34,006)	(34,173)	(34,218)	(34,439)	(36,661)	(102,397)	(103,768)
Other income (loss), net	363	634	(196)	(74)	(54)	801	896
Equity in earnings (losses) from unconsolidated ventures	135	(325)	4,643	1,775	(2,109)	4,453	4,044
Gain (loss) on sale or disposal of real estate and other assets, net	4,385	(1)	9,979	14,948	3,165	14,363	7,959
Gain (loss) on extinguishment of debt	(173)	(307)	—	(267)	—	(480)	(198)
Operating Assets segment EBT	**(7,238)**	**(9,498)**	**2,270**	**(513)**	**(12,879)**	**(14,466)**	**(27,942)**
Add back:							
Depreciation and amortization	43,411	42,305	43,123	43,137	42,252	128,839	125,903
Interest (income) expense, net	34,006	34,173	34,218	34,439	36,661	102,397	103,768
Equity in (earnings) losses from unconsolidated ventures	(135)	325	(4,643)	(1,775)	2,109	(4,453)	(4,044)
(Gain) loss on sale or disposal of real estate and other assets, net	(4,385)	1	(9,979)	(14,948)	(3,165)	(14,363)	(7,959)
(Gain) loss on extinguishment of debt	173	307	—	267	—	480	198
Impact of straight-line rent	(196)	(373)	(1,160)	(1,765)	(2,182)	(1,729)	(3,005)
Other	(66)	(384)	189	69	52	(261)	(375)
Operating Assets NOI	**65,570**	**66,856**	**64,018**	**58,911**	**62,848**	**196,444**	**186,544**
Company's share of NOI from equity investments	2,295	2,004	1,943	2,288	1,954	6,242	6,022
Distributions from Summerlin Hospital investment	—	—	5,605	—	—	5,605	3,242
Company's share of NOI from unconsolidated ventures	2,295	2,004	7,548	2,288	1,954	11,847	9,264
Total Operating Assets NOI	**$ 67,865**	**$ 68,860**	**$ 71,566**	**$ 61,199**	**$ 64,802**	**$ 208,291**	**$ 195,808**

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